Supplement to the Prospectus and
Statement of Additional Information for:

AAL Variable Product Series Fund, Inc.
Dated April 30, 2002,
as supplemented July 1, 2002, and October 30, 2002

The following section is added to the prospectus:

Intent to Reorganize Portfolios

The Boards of Directors of the AAL Variable Product Series Fund, Inc. (AAL Fund) and LB Series Fund, Inc. (LB Fund) have each voted to reorganize certain AAL Fund portfolios into certain LB Fund portfolios.

In or around February 2003, beneficial owners will be requested to vote on a matter concerning the reorganization of portfolios between the portfolio companies. The following portfolios will be affected:

                 Portfolio to Consolidate                                    Remaining Portfolio
     (from the AAL Variable Product Series Fund, Inc.)                   (to the LB Series Fund, Inc.)
------------------------------------------------------------      -------------------------------------------

              AAL Aggressive Growth Portfolio        -------------->           Growth Portfolio
                AAL Equity Income Portfolio          -------------->           Value Portfolio
                AAL Money Market Portfolio           -------------->        Money Market Portfolio

The section of the prospectus under the heading "Pricing of Funds Shares" is amended to include the following:

The Board of Directors of the AAL Variable Product Series Fund, Inc. has authorized Thrivent Financial and certain other third parties to receive orders for the purchase and redemption of shares of portfolios of the Fund. Shares are purchased, sold or exchanged at the net asset value (NAV) next computed after the purchase, redemption or exchange order is accepted by Thrivent Financial or other designated parties.

If you buy or sell shares of a fund through certain retirement plans, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. See your retirement plan materials for further information.

The date of this supplement is December 30, 2002.

Please include this supplement with your prospectus.

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